Federated Investors
World-Class Investment Manager

Federated Fund for U.S. Government Securities, Inc.

33RD ANNUAL REPORT

March 31, 2002

Established 1969

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Fund for U.S. Government Securities, Inc.

President's Message

Dear Fellow Shareholder:

Federated Fund for U.S. Government Securities, Inc. was created in 1969, and I am pleased to present its 33rd Annual Report. On March 31, 2002, the fund's net assets totaled $1.2 billion, representing over 48,000 shareholders. This fund provided generous monthly income by investing primarily in U.S. government issues. The government issues have no credit risk and represent a conservative income investment. Furthermore, these securities are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.1

This report covers the 12-month reporting period from April 1, 2001 through March 31, 2002. It begins with an interview with the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Investment Management Company. She offers you her views on today's interest rate environment, fund performance, and how your fund is invested. Following her discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance, second is a complete listing of the fund's holdings, and third is the publication of the fund's financial statements.

During the reporting period, government bonds--in fact, almost all bonds--benefited from the Federal Reserve Board's aggressive actions to reduce interest rates. Bond prices reacted in their proper fashion and rose in value. It was a very nice time to be invested in U.S. government bonds. And, of course, the fund's share values increased. (However, I have written to shareholders when the opposite was true--1999 to be exact.) Shareholders and bond managers are typically happier in a falling rate environment.

1 Unlike individual government and Treasury securities, fund shares are not guaranteed.

Over the reporting period, the fund benefited from a strong environment for fixed income investing and from the substantial yield premium of mortgage backed securities over Treasury issues. Individual share class total return performance, including income distributions, follows.2

	Total Return	Income	Net Asset Value Change
Class A Shares	5.53%	$0.474	$7.82 to $7.77 = (0.64)%
Class B Shares	4.75%	$0.415	$7.82 to $7.77 = (0.64)%
Class C Shares	4.73%	$0.414	$7.82 to $7.77 = (0.64)%

The fund's managers continue to emphasize mortgage backed securities for their attractive yield potential and good, long-term value. These securities are primarily issued by U.S. government agencies like the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Corporation ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). At the end of the reporting period, more than 87% of the fund's assets were invested in these mortgage backed securities issued by U.S. government agencies.

Thank you for pursuing income opportunities through Federated Fund for U.S. Government Securities, Inc. If you have any questions or comments, do not hesitate to write.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
May 15, 2002

2 Past performance is no gurarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 0.77%, (0.72)% and 3.74%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

Kathy Foody-Malus

Vice President

Federated Investment Management Company

Investment Review

What are your comments on the fund's fiscal year ended March 31, 2002?

The Treasury market started 2001 in a euphoric state as the Federal Reserve Board's ("the Fed") surprise New Year's rate cut bolstered confidence that aggressive easing would avoid a recession. The euphoric state proved to be short-lived as poor fundamentals, rising jobless claims, falling consumer confidence, weak National Association of Purchasing Managers data, and plummeting equities overwhelmed the Fed's actions. The surprise interest rate cut by the Fed in April 2001 reignited hope of a second-half recovery, pushing equity markets higher and fixed income spreads tighter to Treasury securities.

Over the course of the next four months, guarded optimism was the tone, as the Fed continued to ease rates by 50 basis points in May and another 25 basis points both in June and August 2001. The passage of a major tax cut threw in more hoped-for economic stimulus. Second quarter corporate earnings were a grim reminder that businesses were still in a cutback mode. Bond and equity markets traded in a range, as the U.S. economy continued to show a split between the sick manufacturing and resilient household sectors.

The final four months of the year spelled trouble for the economy, as weak signals in the form of falling corporate profit margins, intensified layoffs, and sharp cutbacks in capital spending. Then, September 11's tragic events threw the U.S. economy into a tailspin. The Fed again cut interest rates 50 basis points each at the September, October, and November Federal Open Market Committee meetings to try and stem the slide. The markets began to anticipate that this crisis marked the bottom in economic activity and started to move into a recovery mode mentality.

As 2002 began, mounting evidence of an economic recovery, greater demand for credit from corporate America, and an awakening in long-slumbering commodity prices led to a sharp sell-off in the Treasury market, as the fund's fiscal year came to a close. As is usually the case in a rising yield environment, fixed income securities that trade at a spread over Treasury issues tend to outperform as investors seek higher yielding alternatives in expectation of an economic rebound.

How did mortgage backed securities perform in this environment?

For the first nine months of the reporting period, mortgage backed securities underperformed by 65 basis points in comparison to an equal duration portfolio of Treasury securities. Although mortgage prepayments were substantial for most of the fiscal year, the fund was able to produce competitive returns versus other fixed income investments. This was largely due to the attractive yield spread that mortgage backed securities offer over intermediate U.S. Treasury securities.

However, as the final quarter of the fiscal year began, the performance of the mortgage backed securities market, versus other asset classes and against the curve, dramatically reversed course. For the first three months of 2002, mortgages have outpaced an equal duration portfolio of Treasury issues by 114 basis points. The strong mortgage backed market performance in the first quarter of 2002 was due to declining volatility, spreads narrowing to Treasury securities, and supply from originators substantially slowing as 30-year mortgage rates have risen.

What was your strategy for the fund in this environment?

Most recently, the overall portfolio allocation among the three housing agencies--FNMA, GNMA and FHLMC--continued to overweight conventional mortgage securities relative to GNMAs. The portfolio favored securities in the 6.5% area due to the higher option-adjusted spread and attractive dollar roll market. This held the potential for higher income for fund shareholders.

The fund's duration, or price sensitivity to interest rate changes, was slightly above its benchmark's during most of the first quarter of 2002.1

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

How was the fund's portfolio allocated at the end of the reporting period?

As of March 31, 2002, the fund was primarily invested in the following types of securities:

Percentage of Net Assets
Federal National Mortgage Association	47.5%
Government National Mortgage Association	28.5%
Non-Agency Mortgages	14.9%
Federal Home Loan Mortgage Association	11.4%
U.S. Treasury	1.7%

What is the overall quality of the portfolio?

As of March 31, 2002, the fund's weighted average quality is AAA. Shareholders own a very high-quality fund that can potentially generate attractive monthly income and solid total return numbers.

How did the fund perform for shareholders over the reporting period?

For the 12-month reporting period ended March 31, 2002, investors in the Class A Shares of the fund received a total net return of 5.53% based on net asset value. Investors in the Class B and C Shares received total net returns of 4.75% and 4.73%, respectively, based on net asset value. The fund's total returns over the reporting period were relatively consistent with the 5.74% total return of the Lipper U.S. Mortgage Funds Average.2 The Merrill Lynch 2-Year and 5-Year Treasury Indexes produced total returns of 5.16% and 3.41%, respectively.3

In terms of income, the fund's Class A, B and C Shares paid attractive monthly dividends totaling $0.474, $0.415, and $0.414 per share, respectively. Also, as March 31, 2002, the fund posted a 30-day SEC yield of 4.64% and an unsubsidized yield of 4.62%.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. These figures do not take sales charges into account. The average is unmanaged, and investments cannot be made in an average.

3 The Merrill Lynch 2-Year Treasury Index tracks 2-year U.S. government securities. The Merrill Lynch 5-Year Index tracks 5-year U.S. government securities. These indexes are unmanaged, and investments cannot be made in an index.

What is your outlook for the remainder of 2002 for the U.S. economy and the mortgage market?

The Fed has clearly indicated that it believes the U.S. economy is on the brink of a recovery, and short-term interest rates will probably remain in a range over the near term. We agree with that view. For the fund, this implies a much slower pace of mortgage refinancing. If the economy continues to improve, even slowly, interest rates will probably move higher. In such an environment, we would shift our strategy to focus more on limiting the potential for price depreciation due to rising interest rates.

The potential change in the interest rate environment would produce little change in the fund's security selection process. We think one of the keys to providing shareholders in the fund a solid income and competitive total rate of return is to balance the desire for income, while avoiding excessive prepayment risk when interest rates are falling, or excessive price depreciation should yields suddenly move higher. We believe that the fund is well positioned to offer competitive returns.

Looking back at the years 2000 and 2001, investors benefited from the income generated by government issues, as well as the appreciation in the value of these issues. We believe investors can maintain, and may increase, their wealth by owning government bond funds by compounding the monthly income in shares until it is time to take the monthly income in cash.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $33,000 in the Class A Shares of Federated Fund for U.S. Government Securities, Inc. on 10/6/69, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $300,752 on 3/31/02. You would have earned a 7.38%1 average annual total return for the investment lifespan.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/02, the Class A Shares' average annual 1-year, 5-year and 10-year total returns were 0.77%, 5.80% and 5.54%, respectively. Class B Shares' average annual 1-year, 5-year and since inception (7/26/94) total returns were (0.72)%, 5.60% and 5.96%, respectively. Class C Shares' average annual 1-year, 5-year and since inception (4/27/93) total returns were 3.74%, 5.92% and 4.91%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total return stated takes into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 32 years (reinvesting all dividends and capital gains) grew to $136,762.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Fund for U.S. Government Securities, Inc. on 10/6/69, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $33,000, but your account would have reached a total value of $136,7621 by 3/31/02. You would have earned an average annual total return of 7.54%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--
Investing for Current Income

Anne and Denny Laughlin are fictional investors looking for income opportunities in their retirement. Their goal was to retire early, travel and visit frequently with children and grandchildren. To help achieve their goal, on October 6, 1969 they invested $10,000 in the Class A Shares of Federated Fund for U.S. Government Securities, Inc. For the next 20 years, they systematically invested $500 per month, equaling $6,000 per year, investing a total of $131,000.

Anne and Denny decided to retire at the end of 1989. This chart shows how their investments grew to $352,988 on December 31, 1989. On January 31, 1990, the Laughlins wanted to take $1,500 monthly from this account as supplemental income. Through March 31, 2002, just over 14 years, their monthly income withdrawal totaled $220,550.

In addition to this withdrawal amount, the value of the investment on March 31, 2002 was $455,883. The Laughlins received generous monthly income, and this account maintained a market value of more than $400,000. Please note during the period December 31, 1989 through March 31, 2002, the number of fund shares owned increased from 41,972 to 58,672. The Laughlins have received generous monthly income plus maintained their wealth.

1 Fund shares are not guaranteed and their value will fluctuate.

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance is no guarantee of future results.

Federated Fund For U.S. Government Securities, Inc.-- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated Fund For U.S. Government Securities, Inc. (Class A Shares) (the "Fund") from March 31, 1992 to March 31, 2002 compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5TB),2 the Lipper U.S. Mortgage Funds Average (LUSMFA)3 and the Lehman Brothers Mortgage Backed Securities Index (LBMBS).2

Average Annual Total Return[4] for the Year Ended 3/31/2002
1 Year	0.77%
5 Years	5.80%
10 Years	5.54%
Start of Performance (10/6/1969)	7.38%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5TB, LUSMFA and the LBMBS have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LB5TB and LBMBS are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges.

Federated Fund For U.S. Government Securities, Inc.-- Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated Fund for U.S. Government Securities, Inc. (Class B Shares) (the "Fund") from July 26, 1994 (start of performance) to March 31, 2002 compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5TB),2 the Lipper U.S. Mortgage Funds Average (LUSMFA)3 and the Lehman Brothers Mortgage Backed Securities Index (LBMBS).2

Average Annual Total Return[4] for the Year Ended 3/31/2002
1 Year	(0.72)%
5 Years	5.60%
Start of Performance (7/26/1994)	5.96%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect any contingent deferred sales charge on any redemption after seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5TB, LUSMFA and the LBMBS have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LB5TB and LBMBS are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Fund For U.S. Government Securities, Inc.-- Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated Fund for U.S. Government Securities, Inc. (Class C Shares) (the "Fund") from April 27, 1993 (start of performance) to March 31, 2002 compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5TB),2 the Lipper U.S. Mortgage Funds Average (LUSMFA)3 and the Lehman Brothers Mortgage Backed Securities Index (LBMBS).2

Average Annual Total Return[4] for the Year Ended 3/31/2002
1 Year	3.74%
5 Years	5.92%
Start of Performance (4/27/1993)	4.91%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5TB, LUSMFA and the LBMBS have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The LB5TB and LBMBS are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

March 31, 2002

Principal Amount			Value
		ASSET-BACKED SECURITIES--14.9%
		Financial Intermediaries--2.1%
$9,648,627	[1]	Lehman Structured Securities Corp. 2001-GE3, Class A, 6.000%, 5/28/2018	$9,401,430
16,847,752	[1]	Lehman Structured Securities Corp. 2002-GE1, Class A, 6.000%, 7/26/2024	16,121,277

		TOTAL	25,522,707

		Home Equity Loans--11.3%
6,990,818		Ameriquest Mortgage Securities I 2001-2, 9.000%, 10/25/2031	6,932,095
15,000,000		Bank of America Mortgage Securities 2001-1, Class A16, 7.250%, 2/25/2031	15,461,750
2,500,000		Chase Funding Mortgage Loan 1999-1, Class IIB, 4.650%, 6/25/2028	2,508,275
18,657,165		Chase Mortgage Finance Corp. 1994-D, Class A8Z, 6.750%, 2/25/2025	18,696,378
14,831,273		Chemical Mortgage Securities, Inc. 1994-2, Class A4, 6.500%, 2/25/2024	14,900,535
20,000,000		Conseco Finance 2000-D, Class A5, 8.410%, 12/15/2025	21,245,456
66,816,399	[1]	GS Mortgage Securities Corp. 2000-1 (Interest Only), 0.210%, 6/19/2029	229,848
6,550,000		Mellon Bank Home Equity Installment Loan 1999-1, 6.950%, 3/25/2015	6,583,798
7,750,000		PNC Mortgage Securities Corp. 2000-1, Class 1A2, 7.500%, 2/25/2030	7,848,619
14,973,496		Residential Funding Mortgage Securities I, Inc. 2001-S8, Class A7, 7.000%, 4/25/2031	15,279,330
86,548,202		Salomon Brothers Mortgage Securities VII 1999-4, Class 4, 2.547% (Interest Only), 4/15/2028	1,839,149
33,447,287	[1]	Structured Asset Securities Corp. 1998-RF4, ALS2, Class B6 (Interest Only), 6.300%, 8/15/2028	5,748,920
17,247,426		Structured Asset Securities Corp. 2001-8A, Class 1A1, 8.000%, 5/25/2031	17,731,715

		TOTAL	135,005,868

		Manufactured Housing--1.5%
13,000,000		Green Tree Financial Corp. 1993-4, 8.550%, 1/15/2019	12,316,867
2,000,000		Green Tree Financial Corp. 1997-4, 7.230%, 2/15/2029	1,963,132
3,925,000		Green Tree Financial Corp. 1998-6, 7.140%, 2/1/2021	3,813,859

		TOTAL	18,093,858

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $182,483,154)	178,622,433

Principal Amount			Value
		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--89.1%
		Federal Home Loan Mortgage Corporation--9.3%
$191,243		5.500%, 5/1/2016	$186,999
4,791,514		6.000%, 2/1/2032	4,646,283
42,385,828	[2]	6.500%, 4/1/2015 - 5/1/2032	42,220,082
5,998,603		7.000%, 12/1/2031 - 2/1/2032	6,113,828
47,962,389	[2]	7.500%, 12/1/2029 - 5/1/2032	49,705,105
7,450,424		8.000%, 12/1/2029	7,834,568
3,359		11.000%, 12/1/2017	3,708
15,141		11.750%, 1/1/2011	17,100
381		12.500%, 10/1/2012	436
6,946		12.750%, 1/1/2013 - 10/1/2013	7,879
19,886		13.000%, 2/1/2015	23,049
14,025		13.250%, 3/1/2014	16,436
32,195		13.750%, 1/1/2011 - 10/1/2011	37,697
59		14.000%, 12/1/2012	69
24,741		14.500%, 10/1/2012	28,575
4,757		14.750%, 8/1/2011	5,550
2,798		15.500%, 8/1/2011	3,346

		TOTAL	110,850,710

		Federal Home Loan Mortgage Corporation REMIC--2.1%
12,515,000		Series 1755-M, 6.000%, 5/15/2023	12,628,010
12,528,901		Series 2030-D, 6.250%, 5/15/2027	12,660,830

		TOTAL	25,288,840

		Federal National Mortgage Association--43.7%
280,371,747	[2]	6.000%, 4/1/2016 - 5/1/2032	273,869,699
130,160,904	[2]	6.500%, 5/1/2016 - 6/1/2031	130,510,791
52,099,141	[2]	7.000%, 8/1/2028 - 5/1/2032	53,179,677
62,303,002	[2]	7.500%, 10/1/2029 - 5/1/2032	64,562,151
87,681		11.000%, 10/1/2010	97,847
5,580		11.750%, 10/1/2015	6,391
Principal Amount			Value
		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--continued
		Federal National Mortgage Association--continued
$574		12.000%, 1/1/2013	$650
24,157		12.750%, 10/1/2010 - 8/1/2014	28,178
3,144		13.000%, 8/1/2015	3,641
6,810		15.000%, 10/1/2012	8,012

		TOTAL	522,267,037

		Federal National Mortgage Association REMIC--3.8%
13,974,808		Series 1993-44-PZ, 7.000%, 4/25/2023	13,991,997
80,015,925		Series 1999-T2-X, 0.670% (Interest Only), 1/19/2039	1,335,018
5,303,701		Series 2001-T1-1, 0.790% (Interest Only), 10/25/2040	117,689
9,972,647		Series 2001-T1-A1, 7.500%, 10/25/2040	10,349,564
20,000,000		Series 2002-9-PC, 6.000%, 3/25/2017	19,368,406

		TOTAL	45,162,674

		Government National Mortgage Association--28.5%
123,785,167	[2]	6.500%, 11/15/2023 - 5/1/2032	123,965,173
119,142,938		7.000%, 3/15/2024 - 2/15/2032	121,756,133
32,434,691		7.500%, 12/15/2023 - 7/15/2030	33,847,991
38,299,691		8.000%, 9/15/2029 - 11/15/2030	40,342,903
9,879,261		8.250%, 5/15/2030 - 10/15/2030	10,448,900
2,197,351		8.375%, 8/15/2030	2,324,050
7,849,561		8.500%, 11/15/2029 - 1/15/2030	8,345,025
517		11.250%, 9/20/2015	582
66,199		11.750%, 7/15/2013	75,905
25,102		13.000%, 9/20/2014	29,746

		TOTAL	341,136,408

		Small Business Administration--0.0%
176,629		1.394% (Interest Only), 12/31/2003	4,239

		U.S. Treasury--1.7%
11,000,000		United States Treasury Notes, 4.875%, 2/15/2012	10,560,330
10,000,000	[3]	United States Treasury Notes, 5.750%, 8/15/2010	10,219,900

		TOTAL	20,780,230

		TOTAL LONG-TERM U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $1,060,698,953)	1,065,490,138

Shares or Principal Amount			Value
		MUTUAL FUND--5.0%
59,559,125		Government Obligations Fund (at net asset value)	$59,559,125

		REPURCHASE AGREEMENTS--25.3%[4,5]
$120,000,000		Bear Stearns Cos., Inc., 1.790%, dated 3/12/2002, due 4/11/2002	120,000,000
66,200,000		Credit Suisse First Boston Corp., 1.800%, dated 3/15/2002, due 4/16/2002	66,200,000
116,000,000		Goldman Sachs & Group, LP, 1.790%, dated 3/12/2002, due 4/11/2002	116,000,000

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	302,200,000

		TOTAL INVESTMENTS (IDENTIFIED COST $1,604,941,232)[6]	$1,605,871,696

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities which have been deemed liquid based upon criteria approved by the Fund's Board of Directors. At March 31, 2002, these securities amounted to $31,501,475 which represents 2.6% of net assets.

2 A portion of these securities are subject to dollar roll transactions.

3 Certain shares are temporarily on loan to unaffiliated broker/dealers.

4 The repurchase agreements are fully collateralized by U.S. government obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

5 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if the creditworthiness of the issuer is downgraded.

6 The cost of investments for generally accepted accounting principles (GAAP) is $1,604,941,232. Cost for federal tax purposes is $1,608,455,503. The difference between cost for GAAP and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities. The net unrealized depreciation of investments on a federal tax basis amounts to $2,583,807 which is comprised of $14,799,881 appreciation and $17,383,688 depreciation at March 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($1,195,558,274) at March 31, 2002.

The following acronym is used throughout this portfolio:

REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

March 31, 2002

Assets:
Investments in repurchase agreements	$302,200,000
Investments in securities	1,303,671,696

Total investments in securities, at value (identified cost $1,604,941,232)		$1,605,871,696
Cash held as collateral for securities lending		10,487,500
Income receivable		5,570,723
Receivable for investments sold		71,544,800
Receivable for shares sold		2,356,620

TOTAL ASSETS		1,695,831,339

Liabilities:
Payable for investments purchased	127,551,753
Payable for shares redeemed	1,555,428
Income distribution payable	2,001,498
Payable on collateral due to broker	10,487,500
Payable for dollar roll transactions	358,060,231
Accrued expenses	616,655

TOTAL LIABILITIES		500,273,065

Net assets for 153,928,060 shares outstanding		$1,195,558,274

Net Assets Consist of:
Paid in capital		$1,364,471,897
Net unrealized appreciation of investments		930,464
Accumulated net realized loss on investments		(169,844,087)

TOTAL NET ASSETS		$1,195,558,274

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($901,470,983 ÷ 116,058,188 shares outstanding)		$7.77

Offering price per share (100/95.50 of $7.77)[1]		$8.14

Redemption proceeds per share (100.00/100 of $7.77)		$7.77

Class B Shares:
Net asset value per share ($225,494,750 ÷ 29,036,841 shares outstanding)		$7.77

Offering price per share (100/100.00 of $7.77)		$7.77

Redemption proceeds per share (94.50/100 of $7.77)[1]		$7.34

Class C Shares:
Net asset value per share ($68,592,541 ÷ 8,833,031 shares outstanding)		$7.77

Offering price per share (100/100.00 of $7.77)		$7.77

Redemption proceeds per share (99.00/100 of $7.77)[1]		$7.69

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended March 31, 2002

Investment Income:
Interest (net of dollar roll expense of $7,116,164)			$78,124,251

Expenses:
Investment adviser fee		$5,873,609
Administrative personnel and services fee		864,784
Custodian fees		67,130
Transfer and dividend disbursing agent fees and expenses		881,847
Directors'/Trustees' fees		14,977
Auditing fees		18,369
Legal fees		4,325
Portfolio accounting fees		164,816
Distribution services fee--Class B Shares		1,394,333
Distribution services fee--Class C Shares		438,083
Shareholder services fee--Class A Shares		2,261,953
Shareholder services fee--Class B Shares		464,778
Shareholder services fee--Class C Shares		146,027
Share registration costs		70,436
Printing and postage		76,517
Insurance premiums		1,514
Taxes		87,603
Miscellaneous		13,582

TOTAL EXPENSES		12,844,683

Waiver and Reimbursement:
Waiver of shareholder services fee--Class A Shares	$(180,956)
Reimbursement of investment adviser fee	(19,208)

TOTAL WAIVER AND REIMBURSEMENT		(200,164)

Net expenses			12,644,519

Net investment income			65,479,732

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			11,710,833
Net change in unrealized appreciation of investments			(17,273,424)

Net realized and unrealized loss on investments			(5,562,591)

Change in net assets resulting from operations			$59,917,141

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$65,479,732	$65,878,200
Net realized gain (loss) on investments	11,710,833	(2,478,339)
Net change in unrealized appreciation on investments	(17,273,424)	45,801,998

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	59,917,141	109,201,859

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(54,514,317)	(56,394,620)
Class B Shares	(9,993,644)	(6,985,472)
Class C Shares	(3,109,776)	(2,498,108)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(67,617,737)	(65,878,200)

Share Transactions:
Proceeds from sale of shares	385,172,026	489,007,578
Net asset value of shares issued to shareholders in payment of distributions declared	44,254,373	43,612,412
Cost of shares redeemed	(324,061,751)	(565,871,987)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	105,364,648	(33,251,997)

Change in net assets	97,664,052	10,071,662

Net Assets:
Beginning of period	1,097,894,222	1,087,822,560

End of period	$1,195,558,274	$1,097,894,222

See Notes which are an integral part of the Financial Statements

Statement of Cash Flows

For the Year Ended March 31, 2002

Increase (Decrease) in Cash
Cash Flows From Operating Activities:
Change in net in net assets from operations	$59,917,141

Adjustments to Reconcile Change in Net Assets Resulting From Operations to Net Cash Used in Operating Activities:
Purchases of investment securities	(4,662,526,212)
Paydowns on investment securities	269,593,204
Realized loss on paydowns	932,393
Proceeds from sale of investment securities	4,206,847,202
Net purchases of short-term investment securities	(85,878,398)
Decrease in income receivable	340,855
Increase in cash held as collateral for securities lending	(10,487,500)
Decrease in accrued expenses	(13,100)
Increase in receivable for investments sold	(70,120,033)
Increase in payable for investments purchased	13,109,472
Increase in payable on collateral due to broker	10,487,500
Net realized gain on investments	(11,710,833)
Net amortization/accretion of premium/discount	6,998,750
Net unrealized appreciation on investments	17,273,424

NET CASH USED IN OPERATING ACTIVITIES	(255,236,135)

Cash Flows from Financing Activities:
Cash received from dollar roll transactions, net	223,760,782
Proceeds from sale of shares	385,672,806
Cash distributions paid	(23,260,784)
Payment for shares redeemed	(330,936,669)

NET CASH PROVIDED BY FINANCING ACTIVITIES	255,236,135

NET CHANGE IN CASH	0

Cash:
Beginning of the period	0

End of the period	$0

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$7.82	$7.48	$7.84	$7.90	$7.65
Income From Investment Operations:
Net investment income	0.45 [1,2]	0.48 [1]	0.47 [1]	0.46	0.50
Net realized and unrealized gain (loss) on investments	(0.03)[2]	0.34	(0.35)	(0.04)	0.26

TOTAL FROM INVESTMENT OPERATIONS	0.42	0.82	0.12	0.42	0.76

Less Distributions:
Distributions from net investment income	(0.47)	(0.48)	(0.48)	(0.48)	(0.51)

Net Asset Value, End of Period	$7.77	$7.82	$7.48	$7.84	$7.90

Total Return[3]	5.53%	11.32%	1.66%	5.43%	10.21%

Ratios to Average Net Assets:

Expenses	0.94%	1.03%	1.00%	0.96%	0.94%

Net investment income	5.72%[2]	6.27%	6.30%	5.78%	6.40%

Expense waiver/reimbursement[4]	0.02%	0.02%	0.02%	0.02%	0.08%

Supplemental Data:

Net assets, end of period (000 omitted)	$901,471	$898,897	$915,850	$1,052,081	$1,138,450

Portfolio turnover	164%	145%	103%	187%	88%

1 Per share information is based on average shares outstanding.

2 Effective April 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended March 31, 2002 was a decrease to the net investment income per share by $0.01, an increase to the net realized gain (loss) on investments per share by $0.01 and a decrease to the ratio of net investment income to average net assets from 5.89% to 5.72%. Per share, ratios and supplemental data for the periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$7.82	$7.48	$7.84	$7.90	$7.66
Income From Investment Operations:
Net investment income	0.39 [1,2]	0.42 [1]	0.41 [1]	0.40	0.44
Net realized and unrealized gain (loss) on investments	(0.02)[2]	0.34	(0.35)	(0.04)	0.25

TOTAL FROM INVESTMENT OPERATIONS	0.37	0.76	0.06	0.36	0.69

Less Distributions:
Distributions from net investment income	(0.42)	(0.42)	(0.42)	(0.42)	(0.45)

Net Asset Value, End of Period	$7.77	$7.82	$7.48	$7.84	$7.90

Total Return[3]	4.75%	10.47%	0.88%	4.64%	9.16%

Ratios to Average Net Assets:

Expenses	1.71%	1.80%	1.77%	1.73%	1.77%

Net investment income	4.94%[2]	5.54%	5.54%	5.01%	5.57%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$225,495	$146,309	$126,336	$141,148	$107,225

Portfolio turnover	164%	145%	103%	187%	88%

1 Per share information is based on average shares outstanding.

2 Effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended March 31, 2002 was a decrease to the net investment income per share by $0.01, an increase to the net realized gain (loss) on investments per share by $0.01 and a decrease to the ratio of net investment income to average net assets from 5.11% to 4.94%. Per share, ratios and supplemental data for the periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$7.82	$7.48	$7.84	$7.91	$7.66
Income From Investment Operations:
Net investment income	0.39 [1,2]	0.42 [1]	0.41 [1]	0.40	0.44
Net realized and unrealized gain (loss) on investments	(0.03)[2]	0.34	(0.35)	(0.05)	0.26

TOTAL FROM INVESTMENT OPERATIONS	0.36	0.76	0.06	0.35	0.70

Less Distributions:
Distributions from net investment income	(0.41)	(0.42)	(0.42)	(0.42)	(0.45)

Net Asset Value, End of Period	$7.77	$7.82	$7.48	$7.84	$7.91

Total Return[3]	4.73%	10.48%	0.87%	4.51%	9.29%

Ratios to Average Net Assets:

Expenses	1.71%	1.80%	1.77%	1.73%	1.77%

Net investment income	4.94%[2]	5.55%	5.54%	5.01%	5.57%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$68,593	$52,687	$45,637	$50,071	$48,118

Portfolio turnover	164%	145%	103%	187%	88%

1 Per share information is based on average shares outstanding.

2 Effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended March 31, 2002 was a decrease to the net investment income per share by $0.01, an increase to the net realized gain (loss) on investments per share by $0.01 and a decrease to the ratio of net investment income to average net assets from 5.11% to 4.94%. Per share, ratios and supplemental data for the periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

March 31, 2002

ORGANIZATION

Federated Fund For U.S. Government Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A, B and C Shares. The investment objective of the Fund is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.

Investment Valuation

U.S. government securities and other fixed income and asset-backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors"). Investments in other open-end investment companies are valued at net asset value.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments at March 31, 2002.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

As of 4/1/2001				For the Year Ended 3/31/2002
	Cost of Investments	Undistributed Net Investment Income	Accumulated Gain (Loss)	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
Increase (Decrease)	$(1,600,698)	$(806,940)	$(793,758)	$(1,969,019)	$1,913,573	$55,446

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to book and tax differences. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$56,515	$(3,001,460)	$2,944,945

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

As of March 31, 2002, the tax composition of dividends was as follows:

Ordinary income	$67,617,737

Long-term capital gains	--

As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,557,561

Undistributed long-term capital gains	--

Unrealized appreciation	$ 952,961

At year end, there were no significant differences between the GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in the value of investments attributable to the tax treatment of premium and discount.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At March 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $166,329,816, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2003	$121,938,477

2004	$ 4,621,860

2005	$ 20,564,242

2008	$ 3,778,036

2009	$ 15,427,201

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Information regarding dollar roll transactions for the Fund for the year ended March 31, 2002 was as follows:

Maximum amount outstanding during the period	$359,247,629

Average amount outstanding during the period[1]	$213,659,534

Average monthly shares outstanding during the period	146,240,169

Average debt per share outstanding during the period	1.46

1 The average amount outstanding during the period was calculated by adding the borrowings at the end of the day and dividing the sum by the number of days in the year ended March 31, 2002.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of March 31, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$10,219,900	$10,487,500

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At March 31, 2002, par value shares ($0.001 per share) authorized were as follows:

Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	750,000,000
Class B Shares	500,000,000
Class C Shares	750,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

Year Ended March 31	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	27,124,062	$211,608,241	48,081,789	$373,974,271
Shares issued to shareholders in payment of distributions declared	4,631,902	36,338,816	4,960,717	37,807,360
Shares redeemed	(30,616,963)	(240,431,269)	(60,603,068)	(465,182,616)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,139,001	$7,515,788	(7,560,562)	$(53,400,985)

Year Ended March 31	2002		2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	15,688,047	$123,439,343	8,179,385	$63,357,237
Shares issued to shareholders in payment of distributions declared	777,675	6,104,720	576,992	4,400,121
Shares redeemed	(6,133,960)	(48,174,742)	(6,947,794)	(52,851,935)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	10,331,762	$81,369,321	1,808,583	$14,905,423

Year Ended March 31	2002		2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	6,381,264	$50,124,442	6,696,955	$51,676,070
Shares issued to shareholders in payment of distributions declared	230,639	1,810,837	184,310	1,404,931
Shares redeemed	(4,515,784)	(35,455,740)	(6,247,721)	(47,837,436)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	2,096,119	$16,479,539	633,544	$5,243,565

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	13,566,882	$105,364,648	(5,118,435)	$(33,251,997)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to: (a) a maximum of 0.25% of the average daily net assets of the Fund; and (b) 4.50% of gross income of the Fund, excluding capital gains or losses. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Government Obligations Fund which is also managed by the Fund's Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended March 31, 2002, were as follows:

Purchases	$364,194,474

Sales	$258,413,872

Purchases and sales of long-term U.S. government securities for the year ended March 31, 2002, were as follows:

Purchases	$1,856,668,948

Sales	$1,692,822,524

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2002, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Fund for U.S. Government Securities, Inc. (the "Fund") as of March 31, 2002, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for the years ended March 31, 2002 and 2001, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Fund for U.S. Government Securities, Inc. as of March 31, 2002, the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
May 7, 2002

Board of Directors and Fund Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: June 1969	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: December 1986

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Member of Executive Committee, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: April 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner, Andersen Worldwide SC (prior to 9/1/97).

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: April 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: April 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: April 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: February 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: April 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: Director, Walsh & Kelly, Inc. (heavy highway contractor).

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Fund	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Kathleen M. Foody-Malus Birth Date: March 26, 1960 VICE PRESIDENT

Kathleen M. Foody-Malus has been the Fund's Portfolio Manager since July 1993. She is Vice President of the Fund. Ms. Foody-Malus joined Federated in 1983 and has been a Senior Portfolio Manager since 1996 and a Vice President of the Fund's Adviser since 1993. She was a Portfolio Manager and a Vice President of the Fund's Adviser from 1993 to 1996. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Fund for U.S. Government Securities, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 314182106
Cusip 314182205
Cusip 314182304

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

8042505 (5/02)